American Growth Fund, Inc.

Series One

Class A Class B
Class C Class D

American Growth Cannabis Fund

Class E

Supplement dated June 10, 2020 to the current
Prospectuses, Summary Prospectuses and Statement of Additional Information

Effective immediately, each Fund’s Prospectus, Summary Prospectus and Statement of Additional
Information is revised as follows.

Under “Principal risks of investing in the Fund”, “Risks” and “Investment Risks” Stock Market Risk is
replaced with:

Market Risk -the value of an investment may fluctuate. Overall market risks may affect the value of the
Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

This Supplement should be retained with your Prospectus, Summary Prospectus and Statement of
Additional Information for future reference.